Exhibit 99.1

Nobilis Health Corp. Announces Completion of Acquisition of Arizona Vascular Clinics
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New $82.5 Million Credit Facility
-Updated 2016 Guidance-
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HOUSTON, TX--(Marketwired - October 28, 2016) - Nobilis Health Corp. (NYSE MKT: HLTH) (TSX: NHC) ("Nobilis" or the "Company") today announced that it has entered into a new $82.5 million five-year credit facility with BBVA Compass Bank consisting of a $52.5 million term loan and a $30.0 million revolving credit facility. The new facility is led by Compass Bank as administrative agent with BBVA Compass as sole lead arranger and book runner, and Legacy Texas Bank as documentation agent. Four other banks participated in the facility. Legacy Texas Bank, who participated in the previous credit facility at $10.0 million, increased their participation in the new credit facility to $21.0 million.
Proceeds from the credit facility will be used to refinance all previously held debt and lines of credit currently under Healthcare Financial Solutions, LLC (formerly known as GE Capital Corporation) and fund the previously announced acquisition of Arizona Vein and Vascular Center ("AVVC") and its affiliated surgery centers. The new facility bears interest at a rate of 3.00% to 3.75%, plus LIBOR, based on the Company’s consolidated leverage ratio, versus 4.00% plus LIBOR under the previous facility.
“The expansion of our borrowing capacity and refinancing of existing debt enhances our ability to continue to implement our long-term growth strategy, lowers our overall borrowing costs and further increases our liquidity position” said Harry Fleming, Chief Executive Officer of Nobilis. “The support of our new bank syndicate led by BBVA Compass enables us to utilize this new source of credit to continue our ongoing execution of fundamental organic growth, while funding acquisitions in new and existing markets.”
Additional details regarding the Company's credit facility agreement will be included in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission.
Nobilis is also pleased to announce that it has closed its previously announced acquisition of AVVC and its four affiliated surgery centers operating as "The Arizona Center for Minimally Invasive Surgery" ("ACMIS"). The purchase price for the acquisition was $22.0 million, comprised of $17.5 million of cash, $2.25 million in the form of a convertible note (payable in three years in cash or stock, at the then current stock price, at the option of the Company) and $2.25 million of restricted stock, plus a performance-based earn-out based on growth in EBITDA1. AVVC’s 2015 audited financial statements disclosed $20.0 million in revenue, $7.9 million in EBITDA1 and $7.1 million in net income.
The acquisition expands Nobilis' presence in two high-growth geographic markets, Phoenix and Tucson, and increases its multi-specialty offering with a new vascular surgical division. Dr. L. Philipp Wall, an award-winning, board-certified vascular surgeon, and founder of AVVC and ACMIS, will join Nobilis as President of the newly created Nobilis Vascular Division.
“We are pleased with the successful completion of this acquisition and are looking forward to further expanding our new Clarity brand to Houston and Dallas, while driving additional volume to the AVVC facilities,” said Harry Fleming, Chief Executive Officer of Nobilis.

Exhibit 99.1

Nobilis' new vascular division offers specialized procedures to treat a variety of vein conditions. Nobilis will market vein and vascular procedures under the existing, highly-respected AVVC brand within the Arizona market, and under a new brand, Clarity, which has already commenced in the Houston and Dallas markets.
“The addition of 5 clinical locations and 4 surgical facilities in the Arizona market will enhance our existing marketing efforts, increase conversion rates and lower the acquisition costs of current Direct to Consumer Marketing brands while allowing a broader sales offering to area physicians,” said Kenneth Efird, President of Nobilis.
Updated Full Year 2016 Guidance
The Company raised its full year 2016 guidance for total revenues and adjusted EBITDA1 to reflect the closing of the acquisition of AVVC and ACMIS. Full year 2016 total revenues are now expected to be $281 million, up from $275 million. Full year Adjusted EBITDA1 is now expected to be $53 million, up from $51 million.
About Nobilis Health Corp.
Nobilis (www.NobilisHealth.com) is a full-service healthcare development and management company which currently owns or manages fourteen surgical facilities and six clinics, partners with thirty-six additional facilities throughout the country, and markets seven independent brands. Deploying a unique patient acquisition strategy driven by direct-to-consumer marketing, Nobilis is focused on a specified set of procedures that are performed at our centers by local physicians.
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan" or "continue." These forward-looking statements are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis Facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk

Exhibit 99.1

that contracts are cancelled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner.
We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to a mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on March 15, 2016, as updated by other filings with the Securities and Exchange Commission.
1Use of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA (“Adjusted EBITDA”) are defined as earnings before interest, income taxes, depreciation and amortization, non-cash compensation expenses, change in fair value of warrant and stock option derivative liabilities, acquisition expenses and non-recurring expenses. Adjusted EBITDA should not be considered a measure of financial performance required by accounting principles generally accepted in the United States of America ("U.S. GAAP"). Items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA is an analytical indicator used by management and the health care industry to evaluate company performance, allocate resources and measure leverage and debt service capacity. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with U.S. GAAP and is thus susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies. Net income attributable to Nobilis Health Corp. common shareholders is the financial measure calculated and presented in accordance with U.S. GAAP that is most comparable to Adjusted EBITDA as defined.
Contact Information:
Kolin Ozonian
Vice President, Corporate Development
kozonian@nobilishealth.com
713-355-8614